                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 17, 2003

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-B OWNER TRUST

             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

--------------------------------------------------------------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On November 15, 2003,  Registrant made available  the
          Monthly Servicer Certificates for the Period of October 2003
          for the specified Owner Trusts,  which  are  attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

--------------------------------------------------------------------------------

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2003-A OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2003-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  December 12, 2003                  By:/s/Paul E. Martin
-----------------------                   ------------------------
                                                Paul E. Martin
                                                Vice President & Controller

--------------------------------------------------------------------------------

                                EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate #45 , dated November 15, 2003

   20.2        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate #37, dated November 15, 2003

   20.3        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate #31, dated November 15, 2003

   20.4        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate #25, dated November 15, 2003

   20.5        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate #19, dated November 15, 2003

   20.6        Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate #12, dated November 15, 2003

   20.7        Navistar Financial 2003-A Owner Trust
               Monthly Servicer Certificate #6, dated November 15, 2003

   20.8        Navistar Financial 2003-B Owner Trust
               Monthly Servicer Certificate #1, dated November 15, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                    EXHIBIT #20.1

                         Navistar Financial 2000 - A Owner Trust
                              For the Month of October, 2003
                          Distribution Date of November 17, 2003
                                 Servicer Certificate #45

Original Pool Amount                                             $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                      $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                      $19,742,835.24

Beginning Pool Balance                                            $54,506,833.72
Beginning Pool Factor                                                  0.1147512

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $7,382,689.67
     Interest Collected                                              $371,184.54

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds/Recoveries                                 $192,791.12
Total Additional Deposits                                            $192,791.12

Repos/Chargeoffs                                                      $15,397.16
Aggregate Number of Notes Charged Off                                         52

Total Available Funds                                              $7,946,665.33

Ending Pool Balance                                               $47,108,746.89
Ending Pool Factor                                                     0.0991763

Servicing Fee                                                         $45,422.36

Repayment of Servicer Advances                                             $0.00

Memo Item - Reserve Account
     Prior Month Balance                                           $9,500,000.00
     Invest. Income                                                    $8,242.52
     Excess Serv.                                                    $169,193.32
     Transfer (to)/from Collections Account                                $0.00
     Beginning Balance                                             $9,677,435.84

Reserve Account:
     Beginning Balance  (see Memo Item)                            $9,677,435.84
     Target Percentage                                                     5.50%
     Target Balance                                                $2,590,981.08
     Minimum Balance                                               $9,500,000.00
     (Release)/Deposit                                              ($177,435.84)
     Ending Balance                                                $9,500,000.00

Current Weighted Average APR:                                             8.846%
Current Weighted Average Remaining Term (months):                          16.27

Delinquencies                                                            Dollars     Notes
     Installments:                             1 - 30 days            984,648.85       516
                                               31 - 60 days           109,390.93       103
                                               60+  days              156,355.63        23

     Total:                                                         1,250,395.41       531

     Balances:                                 60+  days              335,102.96        23

Navistar Financial 2000 - A Owner Trust
For the Month of October, 2003

                                                                                          NOTES

                                              TOTAL      CLASS A - 1     CLASS A - 2      CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                $475,000,000.00   $84,000,000.00 $142,000,000.00  $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                  0.00%           0.00%            0.00%          96.25%          3.75%
     Coupon                                                  6.0800%         6.8200%          7.2000%         7.3400%        7.4700%

Beginning Pool Balance               $54,506,833.72
Ending Pool Balance                  $47,108,746.89

Collected Principal                   $7,382,689.67
Collected Interest                      $371,184.54
Charge - Offs                            $15,397.16
Liquidation Proceeds/Recoveries         $192,791.12
Servicing                                $45,422.36
Cash Transfer from Reserve Acct               $0.00
Total Collections Avail for Debt Svc  $7,901,242.97

Beginning Balance                    $54,506,833.72            $0.00           $0.00            $0.00  $49,312,827.46  $5,194,006.26

Interest Due                            $333,962.82            $0.00           $0.00            $0.00     $301,630.13     $32,332.69
Interest Paid                           $333,962.82            $0.00           $0.00            $0.00     $301,630.13     $32,332.69
Principal Due                         $7,398,086.83            $0.00           $0.00            $0.00   $7,120,658.57    $277,428.26
Principal Paid                        $7,398,086.83            $0.00           $0.00            $0.00   $7,120,658.57    $277,428.26

Ending Balance                       $47,108,746.89            $0.00           $0.00            $0.00  $42,192,168.89  $4,916,578.00
Note/Certificate Pool Factor                                  0.0000          0.0000           0.0000          0.3482         0.2760
(Ending Balance/Original Pool Amt)
Total Distributions                   $7,732,049.65            $0.00           $0.00            $0.00   $7,422,288.70    $309,760.95

Interest Shortfall                            $0.00            $0.00           $0.00            $0.00           $0.00          $0.00
Principal Shortfall                           $0.00            $0.00           $0.00            $0.00           $0.00          $0.00
     Total Shortfall                          $0.00            $0.00           $0.00            $0.00           $0.00          $0.00
        (required from Reserve)
Excess Servicing                        $169,193.32
     (see Memo Item - Reserve Acct)

Beginning Reserve Acct Balance        $9,677,435.84
(Release)/Draw                         ($177,435.84)
Ending Reserve Acct Balance           $9,500,000.00

1 Principal distributions will be paid in the following priority:  First 100% to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to Class B notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest based off
6 days, from  3/9-3/15.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month        $182,668.49
 Total Outstanding Servicer Advances    $10,951,799.50
------------------------------------------------------------------

Navistar Financial 2000 - A Owner Trust
For the Month of October, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                     5                 4                3                2               1
                                                Jun-03            Jul-03           Aug-03           Sep-03          Oct-03

Beginning Pool Balance                  $71,238,225.62    $66,881,322.63   $63,137,587.40   $58,362,232.87  $54,506,833.72

A) Loss Trigger:
Principal of Contracts Charged Off         $113,310.33       $142,417.48            $0.00       $30,064.00      $15,397.16
Recoveries                                  $47,229.37       $356,631.72       $99,687.51       $50,453.01     $192,791.12

Total Charged Off (Months 5,4,3)           $255,727.81
Total Recoveries (Months 3,2,1)            $342,931.64
Net Loss/(Recoveries) for 3 Mos            ($87,203.83)(a)

Total Balance (Months 5,4,3)           $201,257,135.65 (b)

Loss Ratio Annualized [(a/b)*(12)]            -0.5200%

Trigger: Is Ratio > 1.5%                            No

                                                Aug-03            Sep-03           Oct-03
B) Delinquency Trigger:
     Balance delinquency 60+ days          $466,912.84     $1,095,736.15      $335,102.96
     As % of Beginning Pool Balance           0.73952%          1.87747%         0.61479%
     Three Month Average                      0.86830%          1.08474%         1.07726%
Trigger: Is Average > 2.0%                          No

C) Noteholders Percent Trigger:                2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
                                                    No
Trigger: Is Minimum < 1.0%

------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT #20.2

                         Navistar Financial 2000 - B Owner Trust
                             For the Month of October, 2003
                         Distribution Date of November 17, 2003
                                Servicer Certificate #37

Original Pool Amount                                            $764,710,097.53

Beginning Pool Balance                                          $103,543,938.70
Beginning Pool Factor                                                 0.1354029

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $6,815,484.43
     Interest Collected                                             $820,003.64

Additional Deposits:
     Repurchase Amounts                                                   $0.00
     Liquidation Proceeds/Recoveries                                $602,751.34
Total Additional Deposits                                           $602,751.34

Repos/Chargeoffs                                                    $286,395.71
Aggregate Number of Notes Charged Off                                       172

Total Available Funds                                             $7,736,575.45

Ending Pool Balance                                              $96,943,722.52
Ending Pool Factor                                                    0.1267719

Servicing Fee                                                        $86,286.62

Repayment of Servicer Advances                                      $501,663.96

Memo Item - Reserve Account
     Prior Month Balance                                         $15,294,201.95
     Invest. Income                                                  $12,130.85
     Excess Serv.                                                   $463,146.62
     Transfer (to)/from Collections Account                               $0.00
     Beginning Balance                                           $15,769,479.42

Reserve Account:
     Beginning Balance  (see Memo Item)                          $15,769,479.42
     Target Percentage                                                    5.50%
     Target Balance                                               $5,331,904.74
     Minimum Balance                                             $15,294,201.95
     (Release)/Deposit                                             ($475,277.47)
     Ending Balance                                              $15,294,201.95

Current Weighted Average APR:                                            9.741%
Current Weighted Average Remaining Term (months):                         19.95

Delinquencies                                                           Dollars     Notes
     Installments:                             1 - 30 days         1,150,420.77       961
                                               31 - 60 days          333,016.81       247
                                               60+  days             186,985.83        58

     Total:                                                        1,670,423.41       982

     Balances:                                 60+  days           1,109,882.99        58

Navistar Financial 2000 - B Owner Trust
For the Month of October, 2003

                                             TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount               $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                0.00%           0.00%           0.00%          96.25%          3.75%
     Coupon                                                6.7300%         6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance             $103,543,938.70
Ending Pool Balance                 $96,943,722.52

Collected Principal                  $6,313,820.47
Collected Interest                     $820,003.64
Charge - Offs                          $286,395.71
Liquidation Proceeds/Recoveries        $602,751.34
Servicing                               $86,286.62
Cash Transfer from Reserve Acct              $0.00
Total Collections Avail for Debt Svc $7,650,288.83

Beginning Balance                  $103,543,938.73           $0.00           $0.00           $0.00  $94,410,572.14  $9,133,366.59

Interest Due                           $586,926.04           $0.00           $0.00           $0.00     $533,419.73     $53,506.31
Interest Paid                          $586,926.04           $0.00           $0.00           $0.00     $533,419.73     $53,506.31
Principal Due                        $6,600,216.18           $0.00           $0.00           $0.00   $6,352,708.07    $247,508.11
Principal Paid                       $6,600,216.18           $0.00           $0.00           $0.00   $6,352,708.07    $247,508.11

Ending Balance                      $96,943,722.55           $0.00           $0.00           $0.00  $88,057,864.07  $8,885,858.48
Note/Certificate Pool Factor                                0.0000          0.0000          0.0000          0.4927         0.3099
(Ending Balance/Original Pool Amt)
Total Distributions                  $7,187,142.22           $0.00           $0.00           $0.00   $6,886,127.80    $301,014.42

Interest Shortfall                           $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                          $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                         $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
       (required from Reserve)
Excess Servicing                       $463,146.62
     (see Memo Item - Reserve Acct)

Beginning Reserve Acct Balance      $15,769,479.42
(Release)/Draw                        ($475,277.47)
Ending Reserve Acct Balance         $15,294,201.95

1 Principal distributions will be paid in the following priority:  First 100% to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to Class B notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30 month.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month        $(501,663.96)
 Total Outstanding Servicer Advances     $14,659,707.59
------------------------------------------------------------------

Navistar Financial 2000 - B Owner Trust
For the Month of October, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                      5                 4                 3               2                 1
                                                 Jun-03            Jul-03            Aug-03          Sep-03            Oct-03

Beginning Pool Balance                  $135,829,344.29   $127,023,774.57   $119,726,225.32 $111,200,103.19   $103,543,938.70

A) Loss Trigger:
Principal of Contracts Charged Off          $417,153.63       $209,749.02       $130,859.65     $136,390.22       $286,395.71
Recoveries                                  $294,720.52     $1,108,326.90       $522,852.95     $407,195.29       $602,751.34

Total Charged Off (Months 5,4,3)            $757,762.30
Total Recoveries (Months 3,2,1)           $1,532,799.58
Net Loss/(Recoveries) for 3 Mos            ($775,037.28)(a)

Total Balance (Months 5,4,3)            $382,579,344.18 (b)

Loss Ratio Annualized [(a/b)*(12)]             -2.4310%

Trigger: Is Ratio > 1.5%                             No

                                                 Aug-03            Sep-03            Oct-03
B) Delinquency Trigger:
     Balance delinquency 60+ days         $1,292,550.25     $1,791,281.61     $1,109,882.99
     As % of Beginning Pool Balance            1.07959%          1.61086%          1.07190%
     Three Month Average                        1.1661%           1.2074%           1.2541%

Trigger: Is Average > 2.0%                           No

C) Noteholders Percent Trigger:                 2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                           No

------------------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT #20.3

                        Navistar Financial 2001 - A Owner Trust
                             For the Month of October 2003
                        Distribution Date of November 17, 2003
                               Servicer Certificate #31

Original Pool Amount                                         $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                  $53,340,411.35
Subsequent Receivables (transferred 5/30/01)                  $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                  $22,107,022.10
Beginning Pool Balance                                       $102,055,650.76
Beginning Pool Factor                                              0.2551396

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)        $7,178,772.06
     Interest Collected                                          $779,817.13
     Mandatory Prepayments
Additional Deposits:
     Repurchase Amounts                                                $0.00

     Liquidation Proceeds / Recoveries                           $809,527.24
Total Additional Deposits                                        $809,527.24

Repos / Chargeoffs                                               $255,104.19
Aggregate Number of Notes Charged Off                                    121

Total Available Funds                                          $8,673,944.13

Ending Pool Balance                                           $94,715,946.81
Ending Pool Factor                                                 0.2367903

Servicing Fee                                                     $85,046.38

Repayment of Servicer Advances                                    $94,172.30

Memo Item - Reserve Account
     Prior Month Balance                                       $7,999,984.48
     Invest. Income                                                $5,684.52
     Excess Serv.                                                $787,957.25
     Transfer (to)/from Collections Account                            $0.00
     Beginning Balance                                         $8,793,626.25

Reserve Account:

     Beginning Balance  (see Memo Item)                        $8,793,626.25
     Target Percentage                                                 5.50%
     Target Balance                                            $5,209,377.07
     Minimum Balance                                           $7,999,984.48
     (Release) / Deposit                                        ($793,641.76)
     Ending Balance                                            $7,999,984.48

Current Weighted Average APR:                                         9.434%

Current Weighted Average Remaining Term (months):                      25.07

Delinquencies

                                                                     Dollars      Notes
     Installments:                                1 - 30 days     827,542.68        790
                                                  31 - 60 days    205,785.76        222
                                                  60+  days        80,989.97         54

     Total:                                                     1,114,318.41        801

     Balances:                                    60+  days       863,814.35         54

Navistar Financial 2001 - A Owner Trust
For the Month of October 2003

                                                                            NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                                 0.00%           0.00%          29.12%         66.63%          4.25%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                 $102,055,650.76
Ending Pool Balance                     $94,715,946.81

Collected Principal                      $7,084,599.76
Collected Interest                         $779,817.13
Charge - Offs                              $255,104.19
Liquidation Proceeds / Recoveries          $809,527.24
Servicing                                   $85,046.38
Cash Transfer from Pre-Funding Acct.
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Svc     $8,588,897.75

Beginning Balance                      $102,055,650.77          $0.00           $0.00   $2,137,035.60 $92,500,000.00  $7,418,615.17

Interest Due 2                             $461,236.56          $0.00           $0.00       $8,886.51    $417,791.67     $34,558.38
Interest Paid                              $461,236.56          $0.00           $0.00       $8,886.51    $417,791.67     $34,558.38
Principal Due                            $7,339,703.95          $0.00           $0.00   $2,137,035.60  $4,890,730.93    $311,937.42
Mandatory Prepayments Class A-1 only
Principal Paid                           $7,339,703.95          $0.00           $0.00   $2,137,035.60  $4,890,730.93    $311,937.42

Ending Balance                          $94,715,946.82          $0.00           $0.00           $0.00 $87,609,269.07  $7,106,677.75
Note/Certificate Pool Factor
 (Ending Balance / Original Pool Amt)                            0.0000         0.0000         0.0000         0.9471         0.4180

Total Distributions                      $7,800,940.51          $0.00           $0.00   $2,145,922.11  $5,308,522.60    $346,495.80

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
             Total Shortfall                     $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                           $787,957.25
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $8,793,626.25
(Release) / Draw                          ($793,641.76)
Ending Reserve Acct Balance              $7,999,984.48

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 95.75% applied sequentially to Class A notes and 4.25% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 18 days, from 4/27/01-5/15/01.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month        ($94,172.30)
 Total Outstanding Servicer Advances     $6,322,270.88
------------------------------------------------------------------

Navistar Financial 2001 - A Owner Trust
For the Month of October 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                       5                 4                 3                 2                 1
                                                  Jun-03            Jul-03            Aug-03            Sep-03            Oct-03

Beginning Pool Balance                   $127,554,509.63   $121,558,662.38   $114,210,984.38   $107,310,294.11   $102,055,650.76

A) Loss Trigger:
Principal of Contracts Charged Off           $126,331.34       $856,813.86       $134,503.10        $57,568.84       $255,104.19
Recoveries                                   $225,453.45       $866,991.85       $290,421.03       $352,135.14       $809,527.24

Total Charged Off (Months 5,4,3)           $1,117,648.30
Total Recoveries (Months 3,2,1)            $1,452,083.41
Net Loss/(Recoveries) for 3 Mos             ($334,435.11) (a)

Total Balance (Months 5,4,3)             $363,324,156.39  (b)

Loss Ratio Annualized [(a/b)*(12)]              -1.1046%

Trigger: Is Ratio > 1.5%                              No

                                                  Aug-03           Sep-03            Oct-03
B) Delinquency Trigger:
     Balance delinquency 60+ days            $796,438.77      $922,338.22       $863,814.35
     As % of Beginning Pool Balance             0.69734%          0.85951%          0.84642%
     Three Month Average                        0.79873%          0.75823%          0.80109%

Trigger: Is Average > 2.0%                            No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                         2.0000%

Trigger: Is Minimum < 1.0%                            No

------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT #20.4

                        Navistar Financial 2001 - B Owner Trust
                             For the Month of October 2003
                         Distribution Date of November 17, 2003
                                Servicer Certificate #25

Original Pool Amount                                          $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                  $59,897,861.72
Subsequent Receivables (transferred 12/10/01)                 $117,139,017.24
Subsequent Receivables (transferred 1/14/02)                   $30,633,447.04
Beginning Pool Balance                                        $195,212,483.06
Beginning Pool Factor                                               0.3904254

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)        $15,078,061.97
     Interest Collected                                         $1,337,237.25
     Mandatory Prepayments
Additional Deposits:
     Repurchase Amounts                                                 $0.00

     Liquidation Proceeds / Recoveries                            $912,805.56
Total Additional Deposits                                         $912,805.56

Repos / Chargeoffs                                                $220,409.13
Aggregate Number of Notes Charged Off                                     125

Total Available Funds                                          $17,214,729.96

Ending Pool Balance                                           $180,027,386.78
Ending Pool Factor                                                  0.3600552

Servicing Fee                                                     $162,677.07

Repayment of Servicer Advances                                    $113,374.82

Memo Item - Reserve Account
     Prior Month Balance                                       $10,736,686.57
     Invest. Income                                                $10,492.79
     Excess Serv.                                               $1,218,931.28
     Transfer (to) Collections Acct                                     $0.00
     Beginning Balance                                         $11,966,110.64

Reserve Account:
     Beginning Balance  (see Memo Item)                        $11,966,110.64
     Target Percentage                                                  5.50%
     Target Balance                                             $9,901,506.27
     Minimum Balance                                            $9,999,988.40
     (Release) / Deposit                                       ($1,966,122.24)
     Ending Balance                                             $9,999,988.40

Current Weighted Average APR:                                          8.300%
Current Weighted Average Remaining Term (months):                       30.67

Delinquencies

                                                                      Dollars      Notes
     Installments:                                   1 - 30 days 1,541,779.52      1,172
                                                     31 - 60 days  278,880.31        251
                                                     60+  days     106,172.21         59

     Total:                                                      1,926,832.04      1,196

     Balances:                                       60+  days     889,855.32         59

Navistar Financial 2001 - B Owner Trust
For the Month of October 2003

                                                                      NOTES

                                            TOTAL    CLASS A - 1      CLASS A - 2      CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount              $500,000,000.00 $79,638,000.00  $131,715,000.00  $179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
     Distribution Percentages  1                           0.00%            0.00%           96.25%          0.00%          3.75%
     Coupon                                              2.4400%          2.8300%          1.3700%        4.3700%        4.8300%

Beginning Pool Balance            $195,212,483.06
Ending Pool Balance               $180,027,386.78

Collected Principal                $14,964,687.15
Collected Interest                  $1,337,237.25
Charge - Offs                         $220,409.13
Liquidation Proceeds/Recoveries       $912,805.56
Swap Payments to/(from)Trust         ($157,464.39)
Servicing                             $162,677.07
Investment Earnings from Pre-Funding Acct   $0.00
Negative Carry Amount                       $0.00
Cash Transfer from Pre-Funding Acct         $0.00
Cash Transfer from Reserve Acct             $0.00
Ttl Collections Avail for Debt Svc $16,894,588.50

Beginning Balance                 $195,212,483.06          $0.00            $0.00   $94,008,589.95 $90,897,000.00 $10,306,893.11

Interest Due 2                        $490,560.94          $0.00            $0.00      $118,059.12    $331,016.58     $41,485.24
Interest Paid                         $490,560.94          $0.00            $0.00      $118,059.12    $331,016.58     $41,485.24
Principal Due                      $15,185,096.28          $0.00            $0.00   $14,615,655.17          $0.00    $569,441.11
Mandatory Prepayments Class A-1 only        $0.00          $0.00
Principal Paid                     $15,185,096.28          $0.00            $0.00   $14,615,655.17          $0.00    $569,441.11

Ending Balance                    $180,027,386.78          $0.00            $0.00   $79,392,934.78 $90,897,000.00  $9,737,452.00
Note/Certificate Pool Factor
  (Ending Bal/Original Pool Amt)                          0.0000           0.0000           0.4435         1.0000         0.5193
Total Distributions                $15,675,657.22          $0.00            $0.00   $14,733,714.29    $331,016.58    $610,926.35

Interest Shortfall                          $0.00          $0.00            $0.00            $0.00          $0.00          $0.00
Principal Shortfall                         $0.00          $0.00            $0.00            $0.00          $0.00          $0.00
     Total Shortfall                        $0.00          $0.00            $0.00            $0.00          $0.00          $0.00

Excess Servicing                    $1,218,931.28
   (see Memo Item-Reserve Acct)

   Beginning Reserve Acct Balance  $11,966,110.64
   (Release) / Draw                ($1,966,122.24)
   Ending Reserve Acct Balance      $9,999,988.40

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 and Class A-3 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 14 days, from 11/01/01-11/15/01.  Class A-3 Interest based on One Month Libor +25bp.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month      ($113,374.82)
 Total Outstanding Servicer Advances    $3,741,784.13
------------------------------------------------------------------

Navistar Financial 2001 - B Owner Trust
For the Month of October 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                       5                   4                3                 2                1
                                                  Jun-03              Jul-03           Aug-03            Sep-03           Oct-03

Beginning Pool Balance                   $242,414,732.94     $230,287,476.27  $216,174,319.86   $205,622,300.10  $195,212,483.06

A) Loss Trigger:
Principal of Contracts Charged Off           $722,039.30         $677,567.06      $516,924.58       $384,532.76      $220,409.13
Recoveries                                   $388,800.97       $1,716,357.12      $572,447.22       $457,435.96      $912,805.56

Total Charged Off (Months 5,4,3)           $1,916,530.94
Total Recoveries (Months 3,2,1)            $1,942,688.74
Net Loss/(Recoveries) for 3 Mos              ($26,157.80)(a)

Total Balance (Months 5,4,3)             $688,876,529.07 (b)

Loss Ratio Annualized [(a/b)*(12)]              -0.0456%

Trigger: Is Ratio > 1.5%                              No

                                                  Aug-03              Sep-03           Oct-03
B) Delinquency Trigger:
     Balance delinquency 60+ days            $983,438.25       $1,363,925.89      $889,855.32
     As % of Beginning Pool Balance             0.45493%            0.66332%         0.45584%
     Three Month Average                        0.62043%            0.58141%         0.52469%

Trigger: Is Average > 2.0%                            No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                         2.0000%

Trigger: Is Minimum < 1.0%                            No

------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT #20.5

                         Navistar Financial 2002 - A Owner Trust
                              For the Month of October 2003
                         Distribution Date of November 17, 2003
                                Servicer Certificate #19

Original Pool Amount                                            $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                    $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                   $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                             $0.00
Beginning Pool Balance                                          $253,598,957.58
Beginning Pool Factor                                                 0.5071980

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)          $18,503,821.79
     Interest Collected                                           $1,568,225.28

Additional Deposits:
     Repurchase Amounts                                                   $0.00

     Liquidation Proceeds / Recoveries                              $604,052.29
Total Additional Deposits                                           $604,052.29

Repos / Chargeoffs                                                  $213,083.57
Aggregate Number of Notes Charged Off                                        82

Total Available Funds                                            $20,676,099.36

Ending Pool Balance                                             $234,882,052.22
Ending Pool Factor                                                    0.4697642

Servicing Fee                                                       $211,332.46

Repayment of Servicer Advances                                            $0.00

Memo Item - Reserve Account
     Prior Month Balance                                         $13,973,827.08
     Invest. Income                                                  $11,026.93
     Excess Serv.                                                   $819,795.65
     Transfer (to) Collections Account                                    $0.00
     Beginning Balance                                           $14,804,649.66

Reserve Account:
     Beginning Balance  (see Memo Item)                          $14,804,649.66
     Target Percentage                                                    5.50%
     Target Balance                                              $12,918,512.87
     Specified Yield Supplement Amount                                    $0.00
     Specified Yield Supplement Amount                               $25,884.41
     Specified Reserve Account Balance                           $12,944,397.28
     Minimum Balance                                              $9,999,997.65
     (Release) / Deposit                                         ($1,860,252.38)
     Ending Balance                                              $12,944,397.28

Current Weighted Average APR:                                            7.588%
Current Weighted Average Remaining Term (months):                         33.41

Delinquencies

                                                                        Dollars     Notes
     Installments:                            1 - 30 days         $1,293,237.93     1,135
                                              31 - 60 days          $155,481.40       173
                                              60+  days              $61,667.88        42

     Total:                                                       $1,510,387.21     1,145

     Balances:                                60+  days             $687,778.34        42

Navistar Financial 2002 - A Owner Trust
For the Month of October 2003

                                                                       NOTES

                                             TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount               $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Distributions:
     Distribution Percentages  1                            0.00%          83.00%          13.00%           0.00%          4.00%
     Coupon                                               1.9600%         3.0700%         4.0900%         4.7600%        4.9500%

Beginning Pool Balance             $253,598,957.58
Ending Pool Balance                $234,882,052.22

Collected Principal                 $18,503,821.79
Collected Interest                   $1,568,225.28
Charge - Offs                          $213,083.57
Liquidation Proceeds / Recoveries      $604,052.29

Servicing                              $211,332.46
Investment Earnings from Pre-Funding Acct    $0.00
Negative Carry Amount                        $0.00
Cash Transfer from Pre-Funding Acct          $0.00
Cash Transfer from Reserve Acct              $0.00
Ttl Collections Avail for Debt Svc  $20,464,766.90

Beginning Balance                  $253,598,957.58          $0.00  $15,534,999.27 $104,000,000.00 $121,000,000.00 $13,063,958.31

Interest Due 2                         $928,065.88          $0.00      $39,743.71     $354,466.67     $479,966.67     $53,888.83
Interest Paid                          $928,065.88          $0.00      $39,743.71     $354,466.67     $479,966.67     $53,888.83
Principal Due                       $18,716,905.36          $0.00  $15,534,999.27   $2,433,229.88           $0.00    $748,676.21
Mandatory Prepayments Class A-1 only         $0.00          $0.00
Principal Paid                      $18,716,905.36          $0.00  $15,534,999.27   $2,433,229.88           $0.00    $748,676.21

Ending Balance                     $234,882,052.22          $0.00           $0.00 $101,566,770.12 $121,000,000.00 $12,315,282.10
Note/Certificate Pool Factor
     (Ending Balance/Original Pool Amt)                    0.0000          0.0000          0.9766          1.0000         0.6158
Total Distributions                 $19,644,971.24          $0.00  $15,574,742.98   $2,787,696.55     $479,966.67    $802,565.04

Interest Shortfall                           $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                          $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                         $0.00          $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing                       $819,795.65

     Beginning Reserve Acct Bal     $14,804,649.66
     (Release) / Draw               ($1,860,252.38)
     Ending Reserve Acct Bal        $12,944,397.28

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest on other classes based on a 30-day month.  Interest for first settlement based off 15 days, from 04/30/02 to, but excluding, 5/15/02.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
--------------------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month    $186,292.96
 Total Outstanding Servicer Advances $6,670,286.02
--------------------------------------------------------------------------------

Navistar Financial 2002 - A Owner Trust
For the Month of October 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                       5                   4                 3                2                1
                                                  Jun-03              Jul-03            Aug-03           Sep-03           Oct-03

Beginning Pool Balance                   $312,479,886.20     $292,637,146.58   $279,195,585.43  $266,213,315.90  $253,598,957.58

A) Loss Trigger:
Principal of Contracts Charged Off           $201,834.30         $357,643.37       $423,853.40      $185,171.11      $213,083.57
Recoveries                                   $113,459.34         $517,861.60       $446,368.49      $277,706.28      $604,052.29

Total Charged Off (Months 5,4,3)             $983,331.07
Total Recoveries (Months 3,2,1)            $1,328,127.06
Net Loss/(Recoveries) for 3 Mos             ($344,795.99) (a)

Total Balance (Months 5,4,3)             $884,312,618.21  (b)

Loss Ratio Annualized [(a/b)*(12)]              -0.4679%

Trigger: Is Ratio > 1.5%                              No

                                                  Aug-03              Sep-03            Oct-03
B) Delinquency Trigger:
     Balance delinquency 60+ days            $769,449.84       $1,003,445.85       $687,778.34
     As % of Beginning Pool Balance             0.27560%            0.37693%          0.27121%
     Three Month Average                        0.29498%            0.28650%          0.30791%

Trigger: Is Average > 2.0%                            No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                         2.5889%

Trigger: Is Minimum < 1.0%                            No

------------------------------------------------------------------------------------------------------------------------------------

                               EXHIBIT #20.6

Navistar Financial 2002 - B Owner Trust                            Page 1 of 3
-----------------------------------------------
For the Month of October 2003
Distribution Date of November 17, 2003
Servicer Certificate  #12
-----------------------------------------------

Original Pool Amount                                         $476,822,132.57
Subsequent Receivables (transferred 11/19/02)                $141,557,526.95
Subsequent Receivables (transferred 12/18/02)                $111,641,313.30
Subsequent Receivables (transferred 01/30/03)                 $94,264,588.13
Subsequent Receivables (transferred 02/18/03)                 $25,713,811.37
Beginning Pool Balance                                       $554,387,332.07
Beginning Pool Factor                                              0.6522209

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)       $40,446,269.90
     Interest Collected                                        $3,535,575.39
     Mandatory Prepayments                                             $0.00
Additional Deposits:

     Repurchase Amounts                                                $0.00

     Liquidation Proceeds / Recoveries                           $738,274.90
Total Additional Deposits                                        $738,274.90

Repos / Chargeoffs                                               $356,355.28
Aggregate Number of Notes Charged Off                                    146

Total Available Funds                                         $43,001,682.58

Ending Pool Balance                                          $515,303,144.50
Ending Pool Factor                                                 0.6062394

Servicing Fee                                                    $461,989.44

Repayment of Servicer Advances                                 $1,718,437.61

-----------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                      $30,529,159.74
     Trans Base                                                        $0.00
     Trans Low/0%                                                      $0.00
     Invest. Income                                               $23,937.50
     Excess Serv.                                              $2,092,885.09
     Transfer (to)                                                     $0.00
                                                            -----------------
     Collections Acct
     Beginning Balance                                        $32,645,982.33
-----------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                       $32,645,982.33
     Target Percentage                                                 5.50%
     Target Balance                                           $28,341,672.95
     Specified Yield Supplement Amount                            $13,173.50
     Specified Yield Supplement Amount                             $4,767.86
     Specified Reserve Account Balance                        $28,359,614.31
     Minimum Balance                                          $16,999,987.45
     (Release) / Deposit                                      ($4,286,368.02)
     Ending Balance                                           $28,359,614.31

-----------------------------------------------------------------------------
Current Weighted Average APR:                                         7.629%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                      39.13
-----------------------------------------------------------------------------

Delinquencies                                                        Dollars     Notes
                                                            -----------------  --------
     Installments:                             1 - 30 days      2,413,770.96     2,385
                                               31 - 60 days       865,384.55       428
                                               60+  days          504,208.26       110

     Total:                                                     3,783,363.77     2,439

     Balances:                                 60+  days        2,567,734.64       110

Navistar Financial 2002 - B Owner Trust                                                                               Page 2 of 3
For the Month of October 2003

                                           --------------------------------------------------------------------------
                                                                             NOTES
                                     TOTAL     CLASS A - 1   CLASS A - 2  CLASS A - 3a (3)CLASS A - 3b   CLASS A - 4   CLASS B NOTES
Original Pool Amount        $850,000,000.00$162,000,000.00$230,000,000.00$215,000,000.00 $25,000,000.00$184,000,000.00$34,000,000.00
Distributions:
  Distribution Percentages  1                         0.00%        96.00%           0.00%         0.00%          0.00%         4.00%
  Coupon                                            1.6200%       1.9200%         1.3700%       2.6400%        3.5200%       5.2700%

Beginning Pool Balance      $554,387,332.07
Ending Pool Balance         $515,303,144.50

Collected Principal          $38,727,832.29
Collected Interest            $3,535,575.39
Charge - Offs                   $356,355.28
Liquidation Proceeds/Recoveries $738,274.90
Swap Payments to/(from)Trust   ($209,266.67)
Servicing                       $461,989.44
Investment Earnings from Pre-Funding  $0.00
Negative Carry Amount                 $0.00
Cash Transfer from Pre-Funding Acct   $0.00
Cash Transfer from Reserve Acct       $0.00
Ttl Collections Avail for D  $42,330,426.47

Beginning Balance           $554,387,332.07         $0.00 $101,731,838.79$215,000,000.00 $25,000,000.00$184,000,000.00$28,655,493.28

Interest Due 2                $1,153,353.81         $0.00     $162,770.94    $270,004.17     $55,000.00    $539,733.33   $125,845.37
Interest Paid                 $1,153,353.81         $0.00     $162,770.94    $270,004.17     $55,000.00    $539,733.33   $125,845.37
Principal Due                $39,084,187.57         $0.00  $37,520,820.07          $0.00          $0.00          $0.00 $1,563,367.50
Mandatory Prepayments Class A-1 only  $0.00         $0.00
Principal Paid               $39,084,187.57         $0.00  $37,520,820.07          $0.00          $0.00          $0.00 $1,563,367.50

Ending Balance
Note/Certificate Pool Factor$515,303,144.50         $0.00  $64,211,018.72$215,000,000.00 $25,000,000.00$184,000,000.00$27,092,125.78
                                                   0.0000          0.2792         1.0000         1.0000         1.0000        0.7968
Total Distributions
                             $40,237,541.38         $0.00  $37,683,591.01    $270,004.17     $55,000.00    $539,733.33 $1,689,212.87

Interest Shortfall                    $0.00         $0.00           $0.00           $0.00         $0.00          $0.00         $0.00
Principal Shortfall                   $0.00         $0.00           $0.00           $0.00         $0.00          $0.00         $0.00
    Total Shortfall                   $0.00         $0.00           $0.00           $0.00         $0.00          $0.00         $0.00

Excess Servicing
  (see Memo Item - Reserve    $2,092,885.09

  Beginning Reserve Acct Bal $32,645,982.33
  (Release) / Draw           ($4,286,368.02)
   Ending Reserve Acct Bal   $28,359,614.31

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 and Class A-3a Interest based on Actual Number of Days. Interest for first settlement based off 27 days, from
11/19/02-12/15/02 for Class A-3a and Class A-1 Class A-3 Interest based on One Month Libor +25bp.  Class A-2, A-3b, A-4, and
Class B Interest calculatedmon 26 days.
3 LIBOR was reset on 06/12/03 at 0.00%. The Interest Rate on the Class A-3a Floating Rate Notes for the 7/15/03 Distribution
is 0.00%.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
--------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Month   ($1,718,437.61)
 Total Outstanding Servicer Advances   $4,726,059.61
----------------------------------------------

Navistar Financial 2002 - B Owner Trust                                                                                       Page 3 of 3
For the Month of October 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                                  5                4               3               2              1                0
                                             May-03           Jun-03          Jul-03          Aug-03         Sep-03           Oct-03

Remaining Gross Balance              $800,098,307.41 $766,978,120.10 $724,056,309.83 $686,931,353.53 $653,935,925.05 $626,432,813.65

A) Loss Trigger:
Principal of Contracts Charged Off       $908,327.73   $1,407,116.38     $677,129.27     $824,556.39     $441,047.24     $356,355.28
Recoveries                               $261,047.29     $999,150.29   $1,633,438.50     $488,637.63     $545,762.33     $738,274.90

Total Charged Off (Months 5,4,3)       $2,992,573.38
Total Recoveries (Months 3,2,1)        $2,667,838.46
                                   ------------------
Net Loss/(Recoveries) for 3 Mos          $324,734.92 (a)

Total Balance (Months 5,4,3)       $2,291,132,737.34 (b)

Loss Ratio Annualized [(a/b)*(12)]            0.1701%

Trigger: Is Ratio > 1.5%                           No

                                                                 Aug-03          Sep-03          Oct-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                         $1,203,241.69   $2,634,490.09   $2,567,734.64
     As % of Remaining Gross Balance                            0.17516%        0.40287%        0.40990%
     Three Month Average                                        0.41296%        0.29458%        0.32931%

Trigger: Is Average > 2.0%                         No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance           3.3364%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                         No

------------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit #20.7

Navistar Financial 2003 - A Owner Trust                                 Page 1 of 3
-------------------------------------------------
For the Month of October 2003
Distribution Date of November 17, 2003
Servicer Certificate  #6
-------------------------------------------------

Original Pool Amount                                               $326,316,883.05
Subsequent Receivables (transferred 06/05/03)                       $67,372,775.52
Subsequent Receivables (transferred 07/07/03)                      $106,309,639.77
Subsequent Receivables (transferred xx/xx/xx)                                $0.00
Subsequent Receivables (transferred xx/xx/xx)                                $0.00
Beginning Pool Balance                                             $423,904,975.85
Beginning Pool Factor                                                    0.8478111

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)             $20,851,331.39
     Interest Collected                                              $2,513,875.84
     Mandatory Prepayments                                                   $0.00
Additional Deposits:

     Repurchase Amounts                                                      $0.00

     Liquidation Proceeds / Recoveries                                 $398,860.57
Total Additional Deposits                                              $398,860.57

Repos / Chargeoffs                                                     $519,229.68
Aggregate Number of Notes Charged Off                                           52

Total Available Funds                                               $23,528,650.62

Ending Pool Balance                                                $402,769,831.96
Ending Pool Factor                                                       0.8055408

Servicing Fee                                                          $353,254.15

Repayment of Servicer Advances                                         $235,417.18

-----------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                            $23,383,426.50
     Trans Base                                                              $0.00
     Trans Low/0%                                                            $0.00
     Invest. Income                                                     $18,251.89
     Excess Serv.                                                    $1,425,907.29
     Transfer (to)                                                           $0.00
                                                                -------------------
     Collections Acct
     Beginning Balance                                              $24,827,585.68
-----------------------------------------------------------------------------------
 Reserve Account:
     Beginning Balance  (see Memo Item)                             $24,827,585.68
     Target Percentage                                                       5.50%
     Target Balance                                                 $22,152,340.76
     Specified Yield Supplement Amount                                  $67,191.97
     Specified Yield Supplement Amount                                       $0.00
     Specified Reserve Account Balance                              $22,219,532.73
     Minimum Balance                                                 $9,999,985.97
     (Release) / Deposit                                            ($2,608,052.95)
     Ending Balance                                                 $22,219,532.73

-----------------------------------------------------------------------------------
Current Weighted Average APR:                                               7.386%
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                            44.09
-----------------------------------------------------------------------------------

Delinquencies                                                              Dollars     Notes
                                                                -------------------  --------
     Installments:                               1 - 30 days          1,808,633.81     1,673
                                                 31 - 60 days           244,927.71       259
                                                 60+  days               32,241.34        23

     Total:                                                           2,085,802.86     1,674

     Balances:                                   60+  days              462,470.12        23

Navistar Financial 2003 - A Owner Trust                                                                               Page 2 of 3
For the Month of October 2003

                                        -----------------------------------------------------------------------------------------
                                                                                         NOTES
                                         TOTAL        CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4    CLASS B NOTES
Original Pool Amount                 $500,000,000.00 $85,000,000.00 $175,000,000.00 $113,000,000.00 $108,250,000.00  $18,750,000.00
Distributions:
     Distribution Percentages  1                              42.13%          55.70%           0.00%           0.00%           2.17%
     Coupon                                                  1.2500%         1.3100%         1.7300%         2.2400%         3.0800%

Beginning Pool Balance               $423,904,975.85
Ending Pool Balance                  $402,769,831.96

Collected Principal                   $20,615,914.21
Collected Interest                     $2,513,875.84
Charge - Offs                            $519,229.68
Liquidation Proceeds / Recoveries        $398,860.57
Servicing                                $353,254.15
Investment Earnings from Pre-Funding Acct.     $0.00
Cash Transfer from Negative Carry Acct.        $0.00
Cash Transfer from Pre-Funding Acct.           $0.00
Cash Transfer from Reserve Account             $0.00
Total Collections Avail for Debt Svc  $23,175,396.47

Beginning Balance                    $423,904,975.85  $8,904,975.85 $175,000,000.00 $113,000,000.00 $108,250,000.00  $18,750,000.00

Interest Due 2                           $614,345.29     $10,203.62     $191,041.67     $162,908.33     $202,066.67      $48,125.00
Interest Paid                            $614,345.29     $10,203.62     $191,041.67     $162,908.33     $202,066.67      $48,125.00
Principal Due                         $21,135,143.89  $8,904,975.85  $11,771,536.74           $0.00           $0.00     $458,631.30
Mandatory Prepayments Class A-1 only **        $0.00          $0.00
Principal Paid                        $21,135,143.89  $8,904,975.85  $11,771,536.74           $0.00           $0.00     $458,631.30

Ending Balance
Note/Certificate Pool Factor         $402,769,831.96          $0.00 $163,228,463.26 $113,000,000.00 $108,250,000.00  $18,291,368.70
  (Ending balance/Orginal Amt)                               0.0000          0.9327          1.0000          1.0000          0.9755
Total Distributions                   $21,749,489.18  $8,915,179.47  $11,962,578.41     $162,908.33     $202,066.67     $506,756.30

Interest Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00           $0.00
Principal Shortfall                            $0.00          $0.00           $0.00           $0.00           $0.00           $0.00
         Total Shortfall                       $0.00          $0.00           $0.00           $0.00           $0.00           $0.00

Excess Servicing
    (see Memo Item-Reserve Acct        $1,425,907.29

    Beginning Reserve Acct Bal        $24,827,585.68
   (Release)/Draw                     ($2,608,052.95)
    Ending Reserve Acct Bal           $22,219,532.73

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days. Interest for first settlement based off 11 days, from 6/5/03 to 6/16/03 for Class A-1, A-2, A-3 and A-4 and Class B Interest calculated on 10 days (6/5/03 to 6/16/03).

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
-------------------------------------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Reporting Period   ($235,417,18)
 Total Outstanding Servicer Advances            $2,601,266.55
-------------------------------------------------------------------------------------------------

 Navistar Financial 2003 - A Owner Trust                                                                        Page 3 of 3
For the Month of October 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                          5                 4              3              2               1             0
                                     May-03            Jun-03          Jul-03         Aug-03         Sep-03         Oct-03

Remaining Gross Balance           $445,694,454.55   $414,367,892.59 $537,377,450.19 $518,070,736.37 $498,105,610.11 $481,037,541.53

A) Loss Trigger:
Principal of Contracts Charged Off    $135,617.83       $180,989.86     $319,020.44     $787,952.26     $136,667.78     $519,229.68
Recoveries                                  $0.00             $0.00       $7,978.00      $65,363.79     $214,386.52     $398,860.57

Total Charged Off (Months 5,4,3)      $635,628.13
Total Recoveries (Months 3,2,1)       $287,728.31
                                  ----------------
Net Loss/(Recoveries) for 3 Mos       $347,899.82(a)

Ttl Balance(Months 5,4,3)       $1,397,439,797.33(b)

Loss Ratio Annualized [(a/b)*(12)]         0.2987%

Trigger: Is Ratio > 1.5%                       No

                                                                       Aug-03         Sep-03         Oct-03
B) Delinquency Trigger:
    Balance delinquency 60+ days                                  $448,933.49   $1,136,149.94  $462,470.12
    As % of Remaining Gross Balance                                   0.08665%        0.22809%     0.09614%
    Three Month Average                                               0.14032%        0.13607%     0.13696%

Trigger: Is Average > 2.0%                    No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance        4.4439%
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                     No

Beginning Bal Back-up Svcr  Acct       $250,000.00
plus: Monthly Interest Earned              $193.74
less: Mthly Int Earned returned to NFC    ($193.74)
less: Activity for month                     $0.00
Ending Balance-Back-up Servicer Acct   $250,000.00

------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT #20.8

Navistar Financial 2003 - B Owner Trust
------------------------------------------------------
For the Month of October 2003
Distribution Date of November 17, 2003
Servicer Certificate  #1
------------------------------------------------------

Original Pool Amount                                             $354,999,927.08
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Beginning Pool Balance                                           $354,999,927.08
Beginning Pool Factor                                                100.0000000

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $10,329,041.23
     Interest Collected                                            $2,024,758.75
     Mandatory Prepayments                                                 $0.00
Additional Deposits:

     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                                     $0.00
Total Additional Deposits                                                  $0.00

Repos / Chargeoffs                                                   $155,813.44
Aggregate Number of Notes Charged Off                                          5

Total Available Funds                                             $12,353,799.98

Ending Pool Balance                                              $344,515,072.41
Ending Pool Factor                                                     0.9704652

Servicing Fee                                                        $147,916.64

Repayment of Servicer Advances                                             $0.00

--------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                          $14,410,364.99
     Trans Base                                                            $0.00
     Trans Low/0%                                                          $0.00
     Invest. Income                                                        $0.00
     Excess Serv.                                                  $1,361,399.39
     Transfer (to)                                                         $0.00
                                                          ----------------------
     Collections Acct
     Beginning Balance                                            $15,771,764.38
--------------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                           $15,771,764.38
     Target Percentage                                                      5.50%
     Target Balance                                               $18,948,328.98
     Specified Yield Supplement Amount                               $186,217.53
     Specified Yield Supplement Amount                                   $846.99
     Specified Reserve Account Balance                            $19,135,393.50
     Minimum Balance                                               $7,099,998.54
     (Release) / Deposit                                                   $0.00
     Ending Balance                                               $15,771,764.38

--------------------------------------------------------------------------------
Current Weighted Average APR:                                              6.747%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                          49.98
--------------------------------------------------------------------------------

Delinquencies                                                                  Dollars      Notes
                                                                 ----------------------  ---------
     Installments:                                    1 - 30 days           641,444.11        637
                                                      31 - 60 days           84,679.88         89
                                                      60+  days               6,427.08          7

     Total:                                                                 732,551.07        637

     Balances:                                        60+  days             448,122.71          7

Navistar Financial 2003 - B Owner Trust                                                                                                               Page 2 of 3
For the Month of October 2003

                                                                                Notes
                                         -------------------------------------------------------------------------------------------                                                                                                                                                                                               NOTES
                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $550,000,000.00 $93,400,000.00 $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00
Distributions:
       Distribution Percentages  1                             100.00%           0.00%           0.00%           0.00%         0.00%
       Coupon                                                1.140630%       1.690000%       1.320000%       3.250000%     3.790000%

Beginning Pool Balance                 $354,999,927.08
Ending Pool Balance                    $344,515,072.41

Collected Principal                     $10,329,041.23
Collected Interest                       $2,024,758.75
Charge - Offs                              $155,813.44
Liquidation Proceeds / Recoveries                $0.00
Swap Payments to/(from)Trust               ($72,044.04)
Servicing                                  $147,916.64
Investment Earnings from Pre-Funding Acct.       $0.00
Cash Transfer from Negative Carry Acct.    $162,777.04
Cash Transfer from Pre-Funding Acct.             $0.00
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Svc    $12,296,616.35

Beginning Balance                      $550,000,000.00 $93,400,000.00 $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00

Interest Due 2                             $450,362.29     $50,308.12     $115,131.25      $99,733.33     $150,447.92     $34,741.67
Interest Paid                              $450,362.29     $50,308.12     $115,131.25      $99,733.33     $150,447.92     $34,741.67
Principal Due                           $10,484,854.67 $10,484,854.67           $0.00           $0.00           $0.00          $0.00
Mandatory Prepayments Class A-1 only **          $0.00          $0.00
Principal Paid                          $10,484,854.67 $10,484,854.67           $0.00           $0.00           $0.00          $0.00

Ending Balance
Note/Certificate Pool Factor           $539,515,145.33 $82,915,145.33 $163,500,000.00 $160,000,000.00 $111,100,000.00 $22,000,000.00
  (ending Balance/Original Pool Amt)                           0.8877          1.0000          1.0000          1.0000         1.0000
Total Distributions
                                        $10,935,216.96 $10,535,162.79     $115,131.25      $99,733.33     $150,447.92     $34,741.67

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
            Total Shortfall                      $0.00          $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing
      (see Memo Item-Reserve Acct)       $1,361,399.39
       Beginning Reserve Acct Bal       $15,771,764.38
      (Release)/Draw                             $0.00
       Ending Reserve Acct Bal          $15,771,764.38

1 Principal distributions will be paid in the following priority:  First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.
2 Class A-1 Interest based on Actual Number of Days.  Interest for first settlement based off 17 days, from 10/31/03 to 11/17/03 for Class A-1 and A-3, Class A-2, and A-4 and Class B Interest calculated on 15 days.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
------------------------------------------------------------------------------------
Memo Item - Advances:
 Servicer Advances  - Current Reporting Period   $862,096.37
 Total Outstanding Servicer Advances             $862,096.37
------------------------------------------------------------------------------------

Navistar Financial 2003 - B Owner Trust
For the Month of October 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                              5           4          3          2         1                   0
                                         May-03      Jun-03     Jul-03     Aug-03     Sep-03             Oct-03

Remaining Gross Balance                     N/A       N/A        N/A        N/A          N/A    $399,499,943.17

A) Loss Trigger:
Principal of Contracts Charged Off          N/A       N/A         N/A       N/A          N/A        $155,813.44
Recoveries                                  N/A       N/A         N/A       N/A        $0.00              $0.00

Total Charged Off (Months 5,4,3)            N\A
Total Recoveries (Months 3,2,1)           $0.00
                                      -------------
Net Loss/(Recoveries) for 3 Mos             N\A (a)

Total Balance (Months 5,4,3)                N/A (b)

Loss Ratio Annualized [(a/b)*(12)]          N\A

Trigger: Is Ratio > 1.5%                     No

                                                                  Aug-03           Sep-03            Oct-03
B) Delinquency Trigger:
     Balance delinquency 60+ days                                   N/A              N/A        $448,122.71
     As % of Remaining Gross Balance                                N\A              N\A           0.11217%
     Three Month Average                                            N/A              N/A                N/A

Trigger: Is Average > 2.0%                   No

C) Noteholders Percent Trigger:
     Ending Reserve Account Balance      4.4428%
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger: Is Minimum < 1.0%                   No

Navistar Financial 2003 - B Owner Trust
For the Period 10/31/03 through 11/16/03

Pre-Funding Account:

      Beginning Balance 10/31/03                                                       $195,000,072.92
      Plus: Investment Earnings                                                                  $0.00
      Less:xx/xx/xx Transfer to Seller  (N/A)                                                    $0.00
      Less: Investment Earnings to Collection Account                                            $0.00
      Ending Balance 11/16/03                                                          $195,000,072.92

Negative Carry Account:

      Beginning Balance 10/31/03                                                         $1,337,058.37
      Plus: Investment Earnings                                                                  $0.00
      Less: 11/14/03 Negative Carry Amount to Collections Account                          $162,777.04
      Less: Investment Earnings Distributed to Seller                                            $0.00
                                                                                    ------------------------
      Subtotal                                                                           $1,174,281.33
      Less: Required Negative Carry Account Balance                                      $1,174,281.33
                                                                                    ------------------------
      Subtotal:  Excess, if any, over the Required Negative Carry Acct Balance                     N/A
      Less:  Excess released to Seller on 11/17/03                                               $0.00

      Ending  Account Balance 11/17/03                                                   $1,174,281.33
                                                                                    ========================